Investor Presentation Nasdaq: FTEK September 2019

SAFE HARBOR NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward- looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission. 2

BUSINESS OVERVIEW

Emissions Control and Water Treatment Solutions

AIR POLLUTION CONTROL — 70% OF 2018 REVENUES

- Low cap-ex NO_X and Particulate Control solutions that reduce emissions from 30% to 85%
- Capital project sale, typically fixed-price, with turn-key capabilities
- Typical customers: fossil fuel-fired utilities and industrial boilers
- Global presence and brand; 1,000+ installations

FUEL CHEM® / CHEMICAL TECHNOLOGIES — 30% OF 2018 REVENUES

- TIFI® Targeted In-Furnace Injection™ process promotes boiler efficiency, reliability and environmental status by reducing slag, SO_3, NO_X, ABS, PM2.5, and CO_2
- Provides Fuel Flexibility: customers can burn more economical fuel
- Annuity model; average customer tenure of greater than 5 years

DGI ™ DISSOLVED GAS INFUSION TECHNOLOGY — NEW

- Exclusive license agreement with NanO2 LLC provides innovative alternative to current water aeration technologies
- Micro- and nano-bubbles optimize environmental remediation, aerobic digestion, biological treatment

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INVESTMENT SUMMARY ▪ SG&A reduction of greater than 40% following a four-year program of focused restructuring activities ▪ Well-positioned with cost structure that can profitably leverage top line growth ▪ Returned to operating profitability in 2018 for the first time since 2013 ▪ Suspension of China APC operations announced early this year to be completed by YE 2019 ▪ Will eliminate $2.0 M in annual associated operating losses and enable management to focus on areas of market opportunity ▪ Slower than expected APC order flow in 2019 although we remain encouraged by global sales pipeline of $80-$100 M ▪ Capitalizing on the continued shift towards the use of natural gas as the dominant fuel used for power generation ▪ FUEL CHEM® expected to show consistent performance in 2H 2019 vs. prior year ▪ Historic 48-50% gross margin ▪ Installed system at two new coal-fired units in Q2 2019 ▪ Strong balance sheet, with $14.9 M in cash and $0 debt 4

FINANCIAL OVERVIEW Improved Cost Structure, Strong Balance Sheet ($ in MMS) Total Revenue SG&A Operating (Loss) Income (1) (1) From continuing operations $56.5 $20.9 $45.2 $18.6 $0.1 1H 2017 2019 $19.1 $8.9 2018 $(2.1) 2017 2018 1H 2019 2017 2018 1H 2019 $(7.1) $8.0 M $3.0 M $0.3 M $1.3 M $1.9 M $1.4 M China China Select Balance Sheet Metrics 6/30/19 $14.9 M $1.32 $28.2 M $0.69 Total Cash Book Value NOLs Deferred Tax Assets* Per Share 5 * Fully Reserved, ex. China

SUSPENSION OF BEIJING FUEL TECH OPERATIONS ▪ Commenced January 2019; expected completion YE 2019 ▪ Competition-induced margin erosion and continued losses ▪ Focusing on cash collections; $2.4 M decline in trade receivables Q1 - Q2 2019 ▪ Suspension, once completed, will eliminate of $2.0 M in operating losses and make available approximately $2-$3 M in cash for repatriation Beijing Fuel Tech Beijing Fuel Tech 1H 2019 $1.4 M operating loss ($ in MMS) $300,000 revenue Revenues Operating Loss $8.0 $(0.7) 2017 2018 M $(1.4) $3.0 M $1.3 2017 2018 $1.9 $2.1 M Consolidated Operating Loss 1H 2019 6

GLOBAL FOOTPRINT Solutions Installed in 26 Countries 1,200+ Installations Across Four Continents 30+ Year History of Service and Accountability 7

PRODUCTS AND SERVICES

Diverse, Customizable Portfolio of Low Cap-ex Emissions Control Solutions



Ammonia Injection Grid (AIG)
Static Mixer
GSG™ Graduated Straightening Grid
ASCR™ Advanced SCR and SCR Services
Stack
SNCR NOxOUT HERT™
TIFI® Targeted In-Furnace Injection™
OFA
LNB
Steam Turbine
Wet FGD
Baghouse
Dry FGD
ESP/FGC
XCAM™ Extractive Continuous Ammonia Monitor
Flue Gas Conditioning (FGC)

Fuel Tech Technologies

- **ASCR®:** Advanced SCR: Combines LNB, OFA, SNCR, AIG, GSG™ + Catalyst
- **AIG:** Ammonia Injection Grid
- **GSG™:** Graduated Straightening Grid
- **HERT™:** High Energy Reagent Technology™
- **LNB:** Low NO_x Burners
- **NO_xOUT®:** SNCR system using high momentum injectors
- **OFA:** Over-Fire Air
- **ULTRA®:** Safe Ammonia Generation System
- **SCR:** Selective Catalytic Reduction
- **SNCR:** Selective Non-Catalytic Reduction
- **SCR Services:** Services which include: optimizing process design, catalyst selection, and improving the overall performance of SCR
- **Static Mixer:** Equipment used to mix temperature, velocity, and NO_x to optimize SCR performance ahead of the AIG
- **TIFI® Targeted In-Furnace Injection™:** Chemical injection programs used to target slag control, SO_3 mitigation, and fuel flexibility
- **ESP:** Electrostatic precipitator for PM control
- **Redox:** Redox additives for mercury control in Wet Flue Gas De-Sulfurization (FGD) scrubber
- **Flue Gas Conditioning:** Chemical injection of sulfur trioxide and ammonia to improve ESP performance

INNOVATIVE TECHNOLOGY, ENGINEERING AND DESIGN 3-D Visualization Creates Custom Solutions ▪ Proprietary Software with Strong IP Protection; Patented Technology – Provides an intuitive interaction between the Models and Design Engineers ▪ Computational Fluid Dynamics (CFD) Model – Customized for each boiler; 800+ models created ▪ Chemical Kinetics Code – Predicts chemical reactions along a specific particle path ▪ Injection Modeling – Tuned to a variety of Fuel Tech injector solutions ▪ Cold Flow Modeling – Highly accurate physical models that replicate gas flows, injection patterns etc. Technologies to enable clean efficient energy TM 53 patents 15 patents 29 Cutting Edge worldwide pending inventions Solutions 9

BLUE CHIP CLIENT BASE U T I L I T Y I N D U S T R Y G L O B A L 10

GEOGRAPHIES AND END MARKETS FTEK Solution Geography End Market Deployments/MW U.S. China ROW Utility Industrial SNCR 570+ / 51,300 57% 29% 14% 68% 32% FUEL CHEM® 110+ / 21,900 84% 16% 67% 33% ULTRA® 250+ / 27,700 77% 17% 6% 87% 13% Combustion Modifications 110+ / 16,400 89% 9% 2% 74% 26% SCR, ASCR, Catalyst Management Services 81% 13% 6% 68% 32% 150+ / 63,200 11

AIR POLLUTION CONTROL SEGMENT

Overview and U.S. Market Drivers

- Award activity slower than expected in 2019; pursuing global sales pipeline of ~ $80-100 M
- Capitalizing on the flexibility of our solutions portfolio as the fuel mix remains in favor of natural gas
- Lingering regulatory uncertainty despite "coal-friendly" posture of administration with Affordable Clean Energy Rule proposal from EPA

Domestic Drivers

- Gas Turbine demand for SCR and ULTRA systems driven by permits for new units and retrofit regulatory requirements
- Actively involved with turbine suppliers, Heat Recovery Steam Generator manufacturers, and system integrators to capitalize on this trend
- Evolving Gas Turbine opportunities:
  - Universities, large hospitals (Combined Heat & Power upgrades)
  - Steel industry (greenfield projects and modernization)
  - Data Centers (gas turbines for backup power)
- Boiler MACT and maintenance drivers for ESP upgrades



APC Revenues
($ in MMs)
$27.8
$38.4
$17.0
$10.6
2017
2018
1H 2018
1H 2019



APC Gross Profit / Margin
($ in MMs)
$9.3
34%
$11.0
29%
$5.1
30%
$3.7
35%
2017
2018
1H 2018
1H 2019

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AIR POLLUTION CONTROL SEGMENT Representative Solutions and Results ULTRA ® Systems SCR Systems NOx 60-80% 60-80% Combustion Modifications/ ® Over-fire Air (OFA) NOx- OUT SNCR NOx NOx 75% 30-50% 25-40% Before After 13

THE U.S. IS MOVING BEYOND COAL… Primary Source of Electricity Generation 2001 2017 Coal: 32 states / Gas: 7 states Coal: 18 states / Gas: 16 states / Nuclear: 9 states June 2019 Update Gas 20 (add PA, OH, AZ, CT) / Coal 16 ( less OH, KS) / Hydro 6 Nuclear 6 / Oil 1 / Wind 1 (add KS) Sources: The New York Times, January 28, 2019 14 ChooseEnergy.com – June 2019 data

…AND SO IS FUEL TECH Revenue by Fuel Source Our flexible, adaptable APC solutions reflect the changing domestic fuel source landscape 2016 2017 2018 12% 4% 10% 23% 29% 56% 84% 21% 60% Coal Natural Gas Other 15

AIR POLLUTION CONTROL SEGMENT International Market Drivers ▪ Europe – Opportunities driven by BREF (Best Available Reference Technology); guidelines issued in August 2017 with a compliance timeline through 2020 – Guidelines reduced target NOx emissions from current levels – Timeline to be extended by 1-3 years due to slow adoption and dependence on funding, especially in eastern European countries – Level of new inquiries in 2019 remains high, primarily from clients in western European countries pursuing projects in Europe and internationally ▪ Other – India: Licensed SNCR Technology to India’s ISGEC Heavy Engineering Ltd. (June ‘16) • India government has adopted a phased-in compliance program due to cost constraints, targeting particulate matter first, with SO2 and NOx to follow • SNCR inquiries to materialize if government maintains regulatory requirements • Following opportunities to sell low-cost FCG technology to reduce particulate emissions as an alternative to high capital cost bag house or ESP re-build projects – South Africa and Mexico: developing geographies for our solutions portfolio that could offer benefit in the future 16

FUEL CHEM® SEGMENT FUEL CHEM® Revenues ▪ In the US, this technology is used primarily to support the ($ in MMs) cost reduction efforts of coal-fired utility power plant owners looking to use lower cost fuel to remain competitive $18.1 ▪ New units installed Q3 2018 + Q2 2019 added $17.4 $8.5 incremental revenue at historic gross margin of ~50% $7.7 ▪ Europe: focus on biomass and MSW opportunities ▪ Southeast Asia: 2017 2018 1H 1H ▪ RECOVERY CHEM® technology via our licensee 2018 2019 Amazon Papyrus for pulp & paper FUEL CHEM® Gross Profit / Margin ▪ Coal-fired plants ($ in MMs) FUEL CHEM provides plants with the flexibility to burn lower $8.7 $9.0 cost fuels while adhering to strict emissions control mandates $4.2 $3.7 49% 50% 50% 48% Powder Illinois Appalachian Biomass River Basin Basin 2017 2017 1H 1H 2018 2019 17

TIFI® PROGRAM TREATMENT BENEFITS Hard Slag Formation Controlled Before TIFI® After TIFI® • Tenacious • Lighter • Fewer pores • Softer • Hard, dense • Easier to • Amorphous crumble Benefitting a Biomass Boiler WITHOUT TIFI® WITH TIFI® Higher DP and flue No more outages for gas temperature slag removal Unscheduled, DP controlled high-cost boiler Increased production outages in order to (power) capacity remove slag Lower maintenance costs 18

FUEL CHEM® SEGMENT TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO3 Punta Prieta / La Paz, Mexico By targeting the problem areas of a furnace instead Before TIFI program 6 Hours Later of targeting the fuel, the performance and cost Before TIFI program effectiveness of TIFI® programs are significantly improved. TIFI® Targeted In-Furnace Injection™ Improve Fuel Flexibility Reduce Slagging and Fouling Heat Rate Improvements CO2 Reduction SO3 Mitigation LPA (Large Particle Ash) Air Heater Pressure Drop ABS (Ammonium Bisulfate) SCR Catalyst Life Extension 19

DGI TM DISSOLVED GAS INFUSION TECHNOLOGY ▪ Exclusive license for North America for use of NanO2’s micro-nanobubble dissolved gas technology for specified markets ▪ Applicable for the delivery of any treatment gas into a liquid via a carrier stream ▪ Proprietary nozzle technology (below) delivers supersaturated O2 solutions and other gas-water combinations ▪ Water and wastewater applications: remediation, treatment, biological activity, and odor management ▪ Strategic fit to FTEK’s existing technology base and established sales channels ▪ Target demonstration by YE 2019 Micro Bubble Advantages 20

HIGHLY EFFICIENT PROCESS FOR WASTEWATER MANAGEMENT SYSTEM BENEFITS ▪ Operating costs up to 50% lower than conventional aeration ▪ Can deliver a solution with dissolved O2 content up to 40x that of conventional aeration ▪ Modular, compact, scalable systems for rapid deployment ▪ System can maximize and control dissolved O2 levels ▪ Treating 10% of wastewater volume can provide 100% treatment ▪ Nozzles accessible at edge of basin or lagoon for maintenance and safety Targeted Industries Utilities Pulp & Paper Oil & Gas Steel Cement 21

QUARTERLY OPERATING PERFORMANCE Last 5 Quarters Q2 Q1 Q4 Q3 Q2 2019 2019 2018 2018 2018 (in MMs, except per share data) Total Revenues $8.9 $10.2 $15.8 $16.1 $11.8 Gross Profit $3.9 $4.0 $5.9 $5.4 $3.7 Gross Margin % 43.6% 39.5% 37.3% 33.7% 31.4% SG&A $4.5 $4.5 $4.8 $4.1 $4.7 Net (Loss) Income from $(0.9) $(1.3) $0.9 $1.1 $(1.7) Continuing Operations Loss at Beijing Fuel Tech (China) $(0.5) $(0.9) $(0.4) $(0.4) $(0.6) 22

SUMMARY APC FUEL CHEM Improved cost Focus on global structure development for Performance should traditional end markets Eliminate China improve 2H 2019 losses by YE 2019 Increased focus on supplying SCR/ULTRA Focus on new $0 LTD profile solutions for natural gas market segments and turbines (industrial) geographies Continue to Continue to evolve Target water invest in and develop business model to demonstration in promising address changing YE 2019 technologies energy environment and global trends 23

THANK YOU Vince Arnone Devin Sullivan Chairman, President and CEO Senior Vice President (630) 845-4500 (212) 836-9608 varnone@ftek.com dsullivan@equityny.com 24